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                                                                    Exhibit 99.2




                                  CERTIFICATION

                         PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 11-K for The Retirement Plan of Pioneer-Standard Electronics, Inc. for the year ended December 31, 2002 (the "Form 11-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 11-K fairly presents, in all material respects the net assets available for benefits and changes in net assets available for benefits of the Plan.

Dated: June 19, 2003
                                            /s/ STEVEN M. BILLICK
                             --------------------------------------------------
                                              Steven M. Billick
                                Executive Vice President, Treasurer and Chief
                                              Financial Officer

         This Certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.